UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2006

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware Delaware	1-11706 000-50663 000-22741	52-1796339 20-0882547 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty, L.P.

Form 8-K

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2006, CarrAmerica Realty Operating Partnership, L.P. (the “Company”), as successor to CarrAmerica Realty Corporation (“CARC”), CarrAmerica Realty, L.P. (“CAR”), and U.S. Bank Trust National Association (“U.S. Bank”) entered into a supplemental indenture dated as of June 30, 2006 (the “2002 Supplemental Indenture”) to the Indenture dated as of January 11, 2002, as supplemented by the First Supplemental Indenture dated as of June 30, 2004 (the “2002 Notes Indenture”), by and among the Company, CARC, CAR, and U.S. Bank, relating to the Company’s outstanding 5.261% Senior Notes due 2007 (the “5.261% Notes”), 5.25% Senior Notes due 2007 (the “5.25% Notes”), 3.625% Senior Notes due 2009 (the “3.625% Notes”) and 7.125% Senior Notes due 2012 (the “7.125% Notes”) and the Company, CARC, CAR and U.S. Bank entered into a supplemental indenture dated as of June 30, 2006 (the “2004 Supplemental Indenture,” and together with the 2002 Supplemental Indenture, the “Supplemental Indentures”) to the Indenture dated as of June 23, 2004 (the “2004 Notes Indenture”, and together with the 2002 Notes Indenture, the “Indentures”), by and among the Company, CARC, CAR, and U.S. Bank, relating to the Company’s outstanding 5.500% Senior Notes due 2010 (the “5.500% Notes”) and 5.125% Senior Notes due 2011 (the “5.125% Notes”, and together with the 5.261% Notes, the 5.25% Notes, the 3.625% Notes, the 7.125% Notes and the 5.500% Notes, the “Notes”).

The Supplemental Indentures were entered into in connection with the Company’s previously announced tender offers and consent solicitations with respect to the Notes (the “Offers”), which were commenced on June 8, 2006.

The Supplemental Indentures amend the Indentures governing the Notes to eliminate substantially all of the restrictive covenants contained in the Indentures and the Notes, eliminate certain events of default, modify covenants regarding mergers, and modify or eliminate certain other provisions contained in the Indentures and the Notes.

The amendments to the Indentures became effective on June 30, 2006 and will become operative concurrently with the mergers of CARC and certain of its subsidiaries with affiliates of The Blackstone Group (the “Mergers”) as described in the Offer documents, provided all Notes validly tendered are accepted for purchase pursuant to the Offers upon consummation of the Mergers.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

See the description under Item 1.01, Entry into a Material Definitive Agreement above regarding the execution on June 30, 2006 of the Supplemental Indentures relating to the Notes.

Item 8.01 Other Events

On July 3, 2006, CARC issued the press release attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference announcing that as of 5:00 p.m., New York City time, on Friday, June 30, 2006, the Company had received the requisite tenders and consents from the holders of more than a majority in aggregate principal amount of its outstanding (i) 5.261% Notes, 5.25% Notes, 3.625% Notes and 7.125% Notes, voting as a single class, and (ii) 5.500% Notes and 5.125% Notes, voting as a single class, in connection with the Offers.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Second Supplemental Indenture, dated as of June 30, 2006, to the Indenture dated as of January 11, 2002, as supplemented by the First Supplemental Indenture dated as of June 30, 2004.

4.2	First Supplemental Indenture, dated as of June 30, 2006, to the Indenture dated as of June 23, 2004.

99.1	Press Release dated July 3, 2006 issued by CarrAmerica Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

By:	CARRAMERICA REALTY CORPORATION, its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY, L.P.

By:	CARRAMERICA REALTY GP HOLDINGS, LLC, its sole general partner

By:	CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P., its sole member

By:	CARRAMERICA REALTY CORPORATION, its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

EXHIBIT INDEX

Exhibit Number
4.1	Second Supplemental Indenture, dated as of June 30, 2006, to the Indenture dated as of January 11, 2002, as supplemented by the First Supplemental Indenture dated as of June 30, 2004.

4.2	First Supplemental Indenture, dated as of June 30, 2006, to the Indenture dated as of June 23, 2004.

99.1	Press Release dated July 3, 2006 issued by CarrAmerica Realty Corporation.